UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 19, 2008
(September 16, 2008)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Adoption of Executive After Tax Savings Plan and Merger of Existing Non-Qualified Plans

As described on pages 49-50 of PNM Resources, Inc.’s (“PNMR”) 2008 proxy statement, PNMR currently offers the PNMR Executive Savings Plan II (“ESP II”), which became effective in December 2004 , and the original PNMR Executive Savings Plan, which was frozen for any additional contributions in December 2004.  Both of these plans (the “ESP Plans”) are non-qualified deferred compensation plans (“wrap” 401(k) plans).  The ESP Plans allow the officer participants to supplement their retirement savings by deferring additional compensation and receiving the full employer contributions that would be available in the absence of the employee and employer contribution limitations imposed by the Internal Revenue Code on PNMR’s Retirement Savings Plan, a 401(k) qualified plan offered generally to all salaried employees (“RSP”).

PNMR recently added a Roth feature to the RSP to allow all employees to designate a portion of their RSP contribution as an after-tax Roth contribution.  On September 16, 2008, the PNMR Board of Directors (the “Board”) approved the adoption of a new executive level “Roth” type plan (the “Executive After-Tax Savings Plan”) to become effective on January 1, 2009.  The Executive After-Tax Savings Plan will allow the officer participants in the ESP II the opportunity to elect after-tax salary contributions in excess of those allowed in the RSP.

The Board also approved merging both ESP Plans into one plan (“Combined ESP Plan”) prior to January 1, 2009.  The Combined ESP Plan will be amended to use a transition rule in Section 409A of the Internal Revenue Code to allow participants to make a one-time election in 2008 to convert all or a portion of their retirement account balance in the Combined ESP Plan into the Executive After-Tax Savings Plan.  Any amounts elected to be converted would be lump sum or over a set period of time with distributions in 2009 or later.  The participants would then pay tax on the distribution and deposit the net after-tax proceeds into the Executive After-Tax Savings Plan.   In addition, Combined ESP Plan participants would have the option annually thereafter to elect the upcoming year’s employee and employer matching, standard and supplemental contributions to go into the Combined ESP Plan or into the Executive After-Tax Savings Plan.

The summaries above are not intended to be a full and complete description of the amendments to the ESP and ESP II or the new Executive After-Tax Savings Plan, which, when executed, will be filed with PNMR’s next quarterly report on Form 10-Q or annual report on Form 10-K.  The summaries above are qualified in their entirety by reference to these exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: September 19, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)